SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2003

                                FONAR CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                        0-10248                       11-2464137
---------------               ----------------               -------------------
(State or other               (Commission File                (I.R.S. Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)

                                110 Marcus Drive
                            Melville, New York 11747
                                 (631) 694-2929
              ---------------------------------------------------
               (Address, including zip code, and telephone number
                   of registrant's principal executive office)


Item 12. Results of Operations and Financial Condition

     On May 15, 2003, following the filing of our Form 10-Q for the quarterly period ended March 31, 2003, we issued a press release concerning the results of operations and financial condition of the company. The text of the press release is filed as an exhibit to this Form 8-K.


Item 7. Financial Statements and Exhibits

Financial Statements

     None


Exhibits

     99. Press Release dated May 15, 2003


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   FONAR CORPORATION
                                                   (Registrant)

                                                   By: /s/ Raymond V. Damadian
                                                          Raymond V. Damadian
                                                          President and Chairman

Dated:   May 19, 2003